Amedisys 2Q16 Earnings Call Supplemental Materials August 2016 Exhibit 99.2

Forward-looking Statements This presentation may include forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events. Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor Relations department at (225) 292-2031. We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law. www.amedisys.com NASDAQ: AMED We encourage everyone to visit the Investors Section of our website at www.amedisys.com, where we have posted additional important information such as press releases, profiles concerning our business and clinical operations and control processes, and SEC filings. We intend to use our website to expedite public access to time-critical information regarding the Company in advance of or in lieu of distributing a press release or a filing with the SEC disclosing the same information.

Highlights and Summary Financial Results (Adjusted) – 2Q 2016 (1)

Amedisys Highlights

Amedisys Consolidated
- Revenue Growth: +15%
- EBITDA: $30M
- EBITDA Margin: 8.3%
- EPS: $0.42

Balance Sheet and Cash Flow
- Net debt: $88M
- Leverage ratio: 0.8x (net)
- Cash flow from Ops: $15M
- Free cash flow (2) : $11M

Home Health

Same Store Admissions:
- Medicare FFS: +4.1%
- Total Episodic: +5.3%
- Non-episodic: (2.2%)

Other Statistics:
- Medicare recert rate: 35%
- Cost per visit: +4%

Hospice

Same Store Volume:
- Admissions: +18%
- ADC: +16%

Other Statistics:
- Cost per day: +2%

Personal Care

Same Store Metrics:
- Billable hours/quarter: +14%
- Clients served: +18%

- Professional Profiles acquisition announced 8/1/16. $4.4M purchase price
- $10M annual revenues

Adjusted Financial Results

$ in Millions, except EPS	2Q15	2Q16
Home Health	247.8	275.7
Hospice	66.3	76.6
Personal Care	-	9.4
Total Revenue	**$ 314.1**	**$ 361.7**
Gross Margin %	*44.1%*	*42.9%*
Adjusted EBITDA	**31.7**	**29.8**
	10.1%	*8.2%*
Adjusted EPS	**$0.43**	**$0.42**

1. *The financial results for the three-month periods ended June 30, 2015 and June 30, 2016 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.*
2. *Free cash flow defined as cash flow from operations less routine capital expenditures and required debt repayments.*

2

Home Health and Hospice Segment (Adjusted) – 2Q 2016 (1) Organic growth continuing in episodic admissions (+5%); revenue mix improving (76% Medicare FFS) Non-Medicare per visit admissions declined 2% during 2Q16 compared to prior year CPV increase driven by planned wage increases (1%) and increased costs from contractor usage and HCHB disruption (see slide 11) Home Health Highlights Fifth straight quarter of double digit same store admissions growth Gross revenue per day flat. 2Q’16 net revenue impacted by adjustment related to previous years Cost per day increase driven by planned wage increases and slight increase in DME cost Hospice Highlights The financial results for the three-month periods ended June 30, 2015 and June 30, 2016 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.

General & Administrative Expenses – Adjusted (1,2) Highlights Year over year adjusted total G&A increase of only 40 bps as a percent of revenue despite inclusion of $9M related to acquisitions in 2Q’16 Corporate G&A leverage beginning to materialize, down 50 bps as % of revenue sequentially The financial results for the three-month periods ended June 30, 2015, September 30, 2015, December 31, 2015, March 31, 2016 and June 30, 2016 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. Adjusted G&A expenses do not include bad debt expense or depreciation and amortization.

Amedisys Strategy: Four Areas of Focus Updated 2Q 2016 Clinicians Patient Health Clinicians Patient Health Clinical Distinction Employer of Choice Operational Excellence and Efficiency Driving Growth Outstanding Outcomes for Our Patients In Their Homes Amedisys Care Centers & Clinical Teams Current: 313 centers currently on HomeCare HomeBase including all Hospice centers All centers will be live on HCHB Nov 1, 2016 Over 90% of savings initiatives currently underway Future Goal: Realize greater than $46M in annualized improvement from HCHB and IT initiatives Current: Quality of Patient care score: 3.74 based on October preview data 50% of centers at 4.0+ STARs in new preview data Patient Survey score: 3.88 Future Goals: All HH care centers at 4.0+ STARs at end of 2017 Top of Hospice quality measures Current: HH: 2Q16 same store Medicare admissions growth +4.1%, episodic +5.3%, non-episodic (2.2%) HH: Medicare mix: 76% of revenue HOSP: 2Q16 same store admissions growth 18% Future Goal: HH targeting 5-6% annual organic growth through redesign and productivity of sales force Current: June full-time employee voluntary turnover was 18.3% down from 18.7%; total turnover of 23.3% down from 23.7% Emerging PRN / part time turnover tools in place Productivity tool build Future Goals: Overall turnover target of 22% by year end 2016 10% productivity improvement by year end 2017

Amedisys 2Q16 Report Card Category Grade Comments Growth Same store growth in home health (5.3% episodic admissions, 4.1% Medicare FFS), hospice (18% admissions) and personal care (14% billable hour growth) Quality Good progress on STARS with October preview score of 3.74 October preview vs. 3.50 in April release. Increased clarity on value-based purchasing (VBP). Hospice quality just starting Mix Improving home health revenue mix (76/24 Medicare / Non-Medicare). On same store basis, episodic admissions outpacing private per-visit growth (+5% vs. -2%) HCHB Installation 313 care centers on HCHB to date and on track for Nov. 1st completion. Choppiness is deeper, but not prolonged. Potential for productivity improvement is encouraging and >$46M in cost savings M&A Pipeline Good pipeline ($200M EBITDA) but maintaining discipline; market overpriced making transaction execution challenging. Focus on tuck-ins and potentially de novos across business segments BD Reorg – Home Health Pilot results are encouraging, with 2% incremental Medicare growth driven by increased staff productivity. Targeting 5-6% annual organic growth rate Turnover Overall turnover dropped to 23.3% with full time turnover down to 18.3%. Piloting proprietary resource allocation and productivity tool designed to assist operational leadership with resource planning and maximizing growth capacity due to HCHB G&A Continued elevated G&A for 1Q 2016 and 2Q 2016 supporting faster volume growth and IT transformation. Targeting Corporate and Field G&A improvements. Accounts Receivable DSO declined 2 days from 1Q 2016 to 37 by end of 2Q 2016 and we have identified outstanding issues. Expect return to more normalized level by end of 3Q 2016 CJR / Bundles CJR: 22 active partnerships (up from 12 in 1Q) within 35 of the 67 overlapping MSA’s. CMS announced proposed expansion of bundled payment models to hip and knee fractures, heart attacks and bypass surgeries Cost per visit Year-over-year cost increases driven by planned wage increases of 1% and increased contractor usage do to growth and HCHB disruption PCR (new) TBD Challenging but better than initial prior authorization proposal. Will result in increased administrative burden. Prepared for IL pilot (2 care center impact). Biggest exposure in FL (28 care center impact). Less than 10% of total Home Health revenue in PCR markets Reimbursement TBD Home Health: Proposed CMS rule reduces industry rates 1%. Preliminary modeling suggest case mix re-weighting could impact Amedisys ~2.5% Hospice: Final rule issued, estimated 2.1% impact effective 10/1

Driving Top Line Growth: Positive Metrics Across Business Segments 234 Opportunities Prospected 45 Opportunities Under Review 13 Active Processes * Includes 3,792 (Q1) and 3,958 (Q2) completed episodes from Infinity acquisition 9% Growth 16% Growth Personal Care Total Hours / Quarter 38% Growth * Includes 19,000 (3Q15), 60,000 (4Q15), 62,000 (1Q16) and 63,000 (2Q16) hours related to acquired assets

Operational Excellence: HCHB Implementation Timeline We have accelerated our HCHB implementation timeline with a target completion date of November 1, 2016, seven months ahead of our original plan. We are currently at 313 installs Care Centers 313 HCHB installs Note: Since rollout started, 1 Hospice and 2 Home Health centers closed Hospice Complete Clinician adoption to new workflow Reporting and clinical excellence classes have been effective in driving quality Staffing model savings are being realized Field leaders own implementation process Initial productivity gain estimates appear to be conservative What’s Going Well Recert rates have been impacted in 2 of 5 regions Have seen temporary increases in wireless, OT/Admin, mileage and help desk costs Incremental increases return to normal with 60-90 days (post HCHB implementation) Implementation Disruption and Impact Update

Operational Excellence: Roadmap to EBITDA Improvement HCHB disruption cost deeper than originally estimated but still contained to 2016 Disruption ($M) Incremental disruption driven by: recert rate impact, increased: OT pay, wireless, mileage, and other back office costs Revised Disruption: ~$18,000 per care center plus ~$600,000 of incremental corporate expense per quarter Minimal to no impact in early 2017 *1Q’16 updated from original estimate of ($0.4)

Operational Excellence: Roadmap to EBITDA Improvement Deeper one time implementation costs, higher potential upside >$46M in annualized savings identified Rollout progressing well; increased visibility into efficiency initiatives + Incremental initiatives driving increased savings opportunities + *Run rate: $46.4M * Efficiencies and Disruption ($M)

Components 2Q’15 2Q’16 Variance Detail Mitigation Plan Salaries $59.08 $60.28 $1.20 $0.60 planned wage increases (1%) $0.30 HCHB disruption due to Admin/OT $0.30 clinician mix Expect normal levels post HCHB. 1.5% increase effective 7/1/16 Expect normal levels post HCHB Initiative focused on optimizing clinician mix (RN / LPN, PT / PTA) Contractors $2.02 $2.87 $0.85 Volume related, trend down sequentially Contractor utilization decreases as clinician capacity increases post HCHB Benefits $10.02 $10.72 $0.70 YTD health claims tracking forecasted levels Focused on cost containment and spend optimization Transportation & Supplies $6.37 $6.66 $0.29 Duplicative transportation costs Return to normal levels post HCHB Visiting Staff $77.49 $80.53 $3.04 Clinical Managers $6.94 $7.03 $0.09 Fixed cost associated with non-visiting clinicians Unit cost reduced as volume increases Total CPV $84.43 $87.56 $3.13 Operational Excellence: Cost Per Visit $87.56 $84.43

Becoming Employer of Choice: Improving Return on Human Capital Total voluntary turnover continues to decline, closing in on goal of 22% by end of 2016 Implementation of HCHB allowing for increase in productivity targets Piloting proprietary resource allocation and productivity tool to maximize visiting clinician’s capacity to achieve growth targets Voluntary Turnover Total Voluntary Turnover Full-Time Voluntary Turnover % of Visits 2Q’16 Turnover 1Q’16 Turnover

Clinical Distinction: Improvements in Stars Metric Apr 16 Release Jul 16 Release Oct 16 Preview Quality of Patient Care Average 3.50 3.59 3.74 Entities at 4+ Stars 32% 36% 50% Quality of Patient Care Value Based Purchasing *Provider number data Year + / - Quality % $’s at risk or reward (based on 2015 revenue) 2018 3% ~$7M 2019 5% ~$12M 2020 6% ~$14M 2021 7% ~$17M 2022 8% ~$19M Quality of Patient Care Patient Satisfaction Jul 16 Release Oct 16 Preview Jul 16 Release Oct 16 Preview VBP State Avg. 3.69 3.83 3.90 TBD October 2016 Quality of Patient Care Average will be the biggest period-to-period increase of star performance to date with half of Amedisys providers at 4+ Stars Two Amedisys providers rated at 5-Stars in the October 2016 release; first Amedisys entities to receive 5-Star ratings Patient Satisfaction (HHCAHPS) results remain stronger than overall industry average Currently FOUR care centers below 3 STARS, down from TEN at the start of 2016. Goal is ZERO by April 2017 STAR Score Improvements in VBP States Only VBP Opportunity (2015 Revenue in Pilot States: ~$237M) Metric Apr 16 Release Jul 16 Release Patient Satisfaction Star Average 3.90 3.88 Performance Over Industry +7% +6% Patient Satisfaction

CMS Update: Home Health and Hospice Reimbursement Home Health Medicare Reimbursement FY16 FY17 Proposed FY18 Est. (Internal) Market basket update 2.3% 2.8% 1.0% Productivity adjustment (0.4%) (0.5%) -- Rebasing (2.4%) (2.3%) -- Nominal case-mix adjustment (1.0%) (1.0%) (1.0) Net impact – Industry (1.5%) (1.0%) -- Case mix reweighting / Other Company Specific Impact (0.2%) ~(1.5%) Approximate Impact ($M / %) ($14) / (1.7%) ($20) / (2.5%) $0 Hospice Medicare Reimbursement FY16 FY17 Final FY18 Est. (Internal) Market basket update 2.4% 2.7% 1.0% Productivity adjustment (0.8%) (0.6%) (0.8%) Routine LOS Reimbursement Change (1.6%) -- -- Net impact – Industry 0.0% 2.1% 0.2% Approximate Impact to Amedisys ($M) $0 $6 $1 Annual Pricing Impact – Consolidated ($M) ($14) ($14) $1

Amedisys – Almost Family Combination Update---Almost Family Company Overview Map of all 67 CJR MSA’s Amedisys overlaps with 35 CJR MSA’s ’19-’20 2018 2017 2016 Amedisys & CJR Bundle price based on hospital specific and regional episode data Hospital downside risk starts Bundle pricing 1/3 hospital specific pricing and 2/3 regional episode pricing avg. Bundle pricing 100% regional episode data Pipeline 22 active partnerships with 40+ additional hospitals targeted within the 35 overlapping MSA’s Amedisys has ~8% market share in the 35 CJR MSA’s accounting for ~$3M in revenue Financial Minimal financial impact of ~$1M by doubling market share. Market Potential ~$30M (100% market share) Impact LUPA’s What is a LUPA? When the patient’s clinical status is such that they need 4 or fewer visits to reach the goals of their plan of care, there is a payment adjustment made. Instead of being paid an episode rate (~$160), as described above, the home health agency is reimbursed on a per-visit basis (~$120) LUPA payments still triggered on CMS payment system overriding capitated arrangements made with hospitals / conveners Some potential partners and CMS, have not recognized the impact of LUPA’s on Amedisys’ ability to provide clinically distinct care at a sustainable margin Low Utilization Payment Adjustment (LUPA) Opportunity Clinical distinction through improvement in outcomes for both hospitals and Amedisys fostering preferred provider relationships New Programs: Comprehensive Care for Joint Replacement (CJR) CJR is a mandatory bundled payment model that holds hospitals and other risk takers financially accountable for the total spend on a 90-day episode of care for lower joint replacements

Pre-Claim Review – Current and Proposed Process & Resources

The PCR process will drive more administrative complexities for HHAs and their referral sources, increasing costs and driving away referrals to less administratively complex providers who are more costly.



Phone Rings
Referral
Intake
Schedule Visit
Eligibility Visit / Admission SOC
OASIS Coding
Plan of Care
Visits 60-Day Period
Day 55–60 Recert Evaluation
No
Yes
Discharge + Final Claim
RAP (60%)
Care Transition Coordinator
Care Center Staff
Care Manager
CAM
Care Manager
A/R
Documentation is the same as ADR including: Evidence of home bound status, skilled homecare need, M.D. orders, signed plan of care and face-to-face
Gather Documentation
DOO / ADR Style Team
Pre-Claim Review
Will HHAs in PCR states be excused from the Probe & Educate process?
1 Upload actual FTF clinical encounter note used by the certifying physician (CP)
2 Upload HHA generated records that have been signed, dated & incorporated into CP medical record
3 Upload the plan of care established & periodically reviewed by an authorized physician
4 Upload the singed & dated physician's certification of patient eligibility
5 Upload medical doc that meets the First Criteria for Confined to the Home
6 Upload the doc to support the normal inability to leave the home
7 Upload the doc to support the considerable and taxing effort
Submit to MAC for Review
Yes
Affirm
No
Request for additional documentation / Denial

Amedisys Home Health Revenue in 5 PCR States

State	Date	AMED HH CC's	AMED Medr FFS Rev ($M)
IL	8/16	2	$8.4
FL	10/16	28	$76.6
TX	12/16	0	$0
MI	1/17	0	$0
MA	1/17	5	$15.0

<10% of Total Home Health Revenue

Amedisys

16

Debt and Liquidity Metrics Net debt defined as total debt outstanding on credit facility ($98M) less cash balance ($10M). Leverage ratio (net) is defined as net debt divided by last twelve months adjusted EBITDA ($108M). Liquidity defined as the sum of cash balance and available revolving line of credit. As of: 42460 Outstanding Debt 42551 7.8237436900000006 Term Loan 97.5 153.62286494 Outstanding Revolver 0 15.282056309999973 Total Debt Outstanding 97.5 176.72866493999999 Less: Deferred Finance Fees -3 Total Debt - Balance Sheet 94.5 43.962809760000397 484.95361463999961 Total Debt Outstanding 97.5 87.533000000000001 705.64508934000003 Less: Cash -9.9670000000000005 107.7 Net Debt (1) 87.533000000000001 0.81274837511606313 Leverage Ratio (net) (1) 0.8x 33.627297399999996 166.74033025999998 As of: 200.36762765999998 $300M Credit Facility 42551 90.564703010000002 Revolver Size 200 3.9341980700000363 Oustanding Revolver 0 294.86652874000004 Letters of Credit 23.9 Available Revolver 176.1 410.77856060000005 705.64508934000014 Plus: Cash 9.9670000000000005 Total Liquidity (2) 186.06700000000001 38.9 1.0x

Adjusted EBITDA to Free Cash Flow Reconciliation (1,2) The financial results for the three-month periods ended June 30, 2015, September 30, 2015, December 31, 2015, March 31, 2016 and June 30, 2016 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. Free cash flow defined as cash flow from operations less routine capital expenditures and required debt repayments. Adjusted EBITDA to Free Cash Flow Reconciliation Q214 Q414 FY14 Q215 Q315 LTM GAAP Net Income 7558 9135 12992 10637 8440 11514 -4418 Taxes 5188 7671 7566 6465 8652 1092 Interest 2566 8123 2412 4929 967 10712 Depreciation and amortization 6198 28307 4615 4646 4238 20036 EBITDA (unadjusted) 7558 23087 57093 25230 24480 25371 27422 Adjustments 14555 -214 17185 6427 1888 2189 84544 Adjusted EBITDA 22113 22873 74278 31657 26368 27560 111966 24480 25371 106866 -5100 Provision for doubtful accounts 4242 2977 16369 2756 3638 4683 12347 Non-cash compensation 2725 3934 11813 3834 4150 5732 16115 Cash taxes 0 -66 -116 -420 -75 -198 -561 Cash interest -2549 -2831 -7602 -1771 -2000 -577 -8429 Other 179 13118 2488 -6823 -2218 -5556 3422 CFFO, before impact of working capital 26710 40005 62230 29233 29863 31644 95173 DOJ Settlement -35000 0 0 0 Changes in operating assets and liabilities (x DOJ) -839 -410 -12764 13321 841 -11596 -2837 Cash Flow from Operations 25871 4595 49466 42554 30704 20048 92336 1000 Capital Expenditures -3536 -2126 -12008 -14555 -1301 -3460 -20095 Required debt repayments -3000 -3000 -12000 -3000 0 0 -9000 Adjusted free cash flow 19335 -531 25458 24999 29403 16588 63241 S in Millions Q214 Q414 FY14 2Q15 3Q15 4Q15 1Q16 2Q16 LTM 6/30 FY16 Plan Remaining GAAP Net Income 7.5579999999999998 9.1349999999999998 12.992000000000001 10.637 8.44 12.9 6.2 10.7 38.239999999999995 60 53.8 Taxes 5.1879999999999997 7.6710000000000003 7.5659999999999998 6.4649999999999999 9.6 4.4000000000000004 7.2 27.664999999999996 40 35.6 Interest 2.5659999999999998 8.1229999999999993 2.4119999999999999 4.9290000000000003 0.96699999999999997 1.1000000000000001 1.3 8.2960000000000012 5 3.9 Depreciation and amortization 6.1980000000000004 28.306999999999999 4.6150000000000002 4.6459999999999999 4.2380000000000004 4.5 5 18.3 17 12.5 Adjustments 14.555 -0.214 17.184999999999999 6.4269999999999996 1.8879999999999999 -0.1 7.8 5.6 15.187999999999999 0 -7.8 Adjusted EBITDA 22.113 22.873000000000001 74.278000000000006 31.657 26.367999999999999 27.6 23.9 29.799999999999997 107.66799999999999 122 98.1 Provision for doubtful accounts 4.242 2.9769999999999999 16.369 2.7559999999999998 3.6379999999999999 4.6829999999999998 3.9 4.2 16.420999999999999 -3.9 Non-cash compensation, includes 401(k) match expense 2.7250000000000001 3.9340000000000002 11.813000000000001 3.8340000000000001 4.1500000000000004 5.7320000000000002 5.8 5.4 21.082000000000001 20 14.2 Cash taxes 0 -6.6000000000000003E-2 -0.11600000000000001 -0.42 -7.4999999999999997E-2 -0.9 0 -0.8 -1.7749999999999999 0 0 Cash interest -2.5489999999999999 -2.831 -7.6020000000000003 -1.7709999999999999 -2 -0.57699999999999996 -0.6 -0.7 -3.8769999999999998 -5 -4.4000000000000004 Other 0.17899999999999999 13.118 2.488 -6.3 -2.7 -3.9 -10.899999999999991 -14.1 -31.599999999999994 0 10.899999999999991 26.71 40.005000000000003 62.23 29.8 29.4 32.6 22.1 23.799999999999997 107.89999999999999 137 114.9 Changes in working capital -0.83899999999999997 -0.41 -12.763999999999999 12.8 1.3 -12.6 -9.9 -9.1 -30.299999999999997 -10 -9.9999999999999645E-2 Cash Flow from Operations 25.870999999999999 4.5949999999999998 49.466000000000001 42.554000000000002 30.704000000000001 20.047999999999998 12.2 14.699999999999998 77.599999999999994 127 114.8 Capital Expenditures - Routine -3.536 -2.1259999999999999 -12.007999999999999 -4.0999999999999996 -0.6 -2.6 -3.1 -2 -8.3000000000000007 -10 -6.9 Required debt repayments -3 -3 -12 -3 0 0 -1.25 -1.3 -2.5499999999999998 -5 -3.75 Free cash flow 19.335000000000001 -0.53100000000000003 25.457999999999998 35.454000000000001 30.103999999999999 17.447999999999997 7.8 11.399999999999997 66.7 112 104.2 Capital Expenditures - Non-Routine -10.5 -0.7 -0.9 -3.5 -1.2 -12 -8.5 Acquisitions 0 -5.8 -63.3 -27.681999999999999 -0.38300000000000001 -28 -0.31800000000000139 Share Repurchases 0 0 -4.5999999999999996 -12.3 0 -12.3 0 Net debt proceeds / repayments 0 0 0 15 -16.25 0 -15 Other 5.1460000000000008 0.29599999999999937 21.851999999999997 0.98200000000000287 8.5770000000000035 0 -0.98200000000000287 Net increase / (decrease) in cash and cash equivalents - Statements of Cash Flow 30.1 23.9 -29.5 -19.7 2.1440000000000001 59.7 79.400000000000006 Changes in Operating Assets and Liabilities, CF Statement 13.320999999999998 0.84099999999999886 -15.918000000000005 -13.241 -18.167999999999999 Variance (Changes in Oper. Assets and Liab. Vs. WC) 0.52099999999999724 -0.45900000000000118 -3.3180000000000049 -3.3409999999999993 -9.0679999999999996 Changes in: Other Assets -0.14599999999999991 0.35699999999999987 -2.72 -2.7749999999999999 Other long-term obligations 0.623 -0.83800000000000008 -0.54299999999999993 -0.52100000000000002 Total 0.47700000000000009 -0.48100000000000021 -3.2629999999999999 -3.2959999999999998

Income Statement Adjustments (1) The financial results for the three-month periods ended June 30, 2015, September 30, 2015, December 31, 2015, March 31, 2016 and June 30, 2016 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.